SUMMARY PROSPECTUS
April 29, 2020 (As Amended August 27, 2020, October 22, 2020, and December 11, 2020)
MFS® Global Tactical Allocation Portfolio

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the fund’s reports to shareholders and statement of additional information, online at insurancefunds.mfs.com.  You can also get this information at no cost by calling 1-800-225-2606 or by sending an e-mail request to orderliterature@mfs.com.  The fund’s prospectus and statement of additional information, both dated April 29, 2020, as may be amended or supplemented from time to time, are incorporated by reference into this summary prospectus.

CLASS	TICKER SYMBOL
Initial Class	N/A
Service Class	N/A

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, the insurance company that offers your contract may determine that it will no longer send you paper copies of the fund's annual and semiannual shareholder reports unless you specifically request paper copies from the insurance company or from your financial intermediary.  Instead, the shareholder reports will be made available on a Web site (insurancefunds.mfs.com or other Web site of which you will be notified), and the insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report.  Instructions for requesting paper copies will be provided by your insurance company or financial intermediary.
If you already elected to receive shareholder reports by email, you will not be affected by this change and you need not take any action.  If your insurance company or financial intermediary offers electronic delivery, you may elect to receive shareholder reports and other communications from the insurance company or financial intermediary by email by following the instructions provided by the insurance company or financial intermediary.
Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge from the insurance company or financial intermediary.  You can inform the insurance company or financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your insurance company or financial intermediary.  Your election to receive reports in paper will apply to all funds held in your account with your insurance company or financial intermediary.

Summary of Key Information
Investment Objective
The fund’s investment objective is to seek total return.
Fees and Expenses
This table describes the fees and expenses that you may pay when you hold shares of the fund.  If the fees and expenses imposed by the insurance company that issued your variable contracts or other eligible investor through which the fund is offered were included, your expenses would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Initial Class	Service Class
Management Fee	0.71%	0.71%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.10%	0.10%
Total Annual Fund Operating Expenses	0.81%	1.06%

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MFS Global Tactical Allocation Portfolio

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. If the fees and expenses imposed by the insurance company that issued your variable contracts or other eligible investor through which an investment in the fund is made were included, your expenses would be higher.
The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods; your investment has a 5% return each year; and the fund’s operating expenses remain the same.
Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Initial Class Shares	$83	$259	$450	$1,002
Service Class Shares	$108	$337	$585	$1,294

Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example,” affect the fund’s performance.  During the most recent fiscal year, the fund’s portfolio turnover rate was 82% of the average value of its portfolio.
Principal Investment Strategies
MFS (Massachusetts Financial Services Company, the fund's investment adviser) seeks to achieve the fund’s objective by generating returns from a combination of (1) individual security selection of a combination of debt instruments and equity securities and (2) a tactical asset allocation overlay primarily using derivative instruments to manage the fund’s exposure to asset classes, markets and currencies. MFS expects to also use derivatives to seek to limit the fund's exposure to certain extreme market events if the fund's exposure to the equity security asset class, after taking into account the tactical overlay, is greater than 35% of the fund's assets. Derivatives include futures, forward contracts, options, swaps, and certain complex structured securities.
The fund’s performance may not be correlated with the performance of the asset classes, markets or currencies represented by the individual investments selected by MFS.
Individual Security Selection:  In selecting direct investments for the fund, MFS normally invests the fund’s assets in a combination of debt instruments and equity securities. Debt instruments include corporate bonds, U.S. Government securities, foreign government securities, securitized instruments, and other obligations to repay money borrowed. Equity securities include common stocks and other securities that represent an ownership interest (or right to acquire an ownership interest) in a company or other issuer. MFS generally invests approximately 65% of the fund’s assets in debt instruments and cash and/or cash equivalents and approximately 35% of the fund’s assets in equity securities. These asset class allocations are not designed to take advantage of short-term market opportunities and have been selected for investment over longer time periods. These asset class allocations may be changed without shareholder approval or notice. The actual asset class weightings can deviate due to market movements and cash flows. MFS periodically rebalances the fund's asset class weightings.
MFS invests the fund’s assets in U.S. and foreign securities, including emerging market securities.
Of the fund’s investments in debt instruments, MFS generally invests substantially all of these investments in investment grade quality debt instruments.
Effective March 31, 2021, the paragraph above is restated in its entirety with the paragraph below:
Of the fund's investments in debt instruments, MFS primarily invests the fund’s assets in investment grade quality debt instruments, but may also invest in below investment grade quality debt instruments.
While MFS may invest the equity portion of the fund’s assets in securities of companies of any size, MFS primarily invests in securities of companies with large capitalizations.
Of the fund's investments in equity securities, MFS focuses on investing the fund's assets in the stocks of companies it believes are undervalued compared to their perceived worth (value companies).
While MFS may use derivatives for any investment purpose, to the extent MFS uses derivatives as part of its individual security selection process, MFS expects to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments.
MFS uses an active bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual issuers and instruments. Quantitative models that systematically evaluate issuers and instruments are used by certain of the fund's equity securities portfolio managers and may also be considered by the fund's other portfolio managers.
Tactical Asset Allocation Overlay:  MFS employs a top-down tactical asset allocation process primarily through the use of derivative instruments to adjust the fund's exposure to asset classes, markets, and currencies based on its assessment of the relative attractiveness of such asset classes, markets, and currencies. MFS manages the fund’s exposure to asset classes, markets and currencies primarily based on its proprietary quantitative models. MFS may also consider current market conditions, its qualitative assessment of the risk/return characteristics of asset classes, markets, and/or currencies, and other factors in structuring the portfolio.
In managing the tactical overlay, MFS may increase or decrease the fund’s exposure to asset classes, markets and/or currencies resulting from MFS’ individual security selection based on MFS’ assessment of the risk/return potential of such asset classes, markets and/or currencies.  The fund’s exposure to the equity security asset class, after taking into account the tactical overlay, may generally range from 0% to approximately 70% of the fund’s assets.
Correspondingly, the fund’s exposure to the debt instrument asset class after taking into account the tactical overlay may at times be as high as 100%. The fund's exposure to non-U.S. dollar currencies after taking into account the tactical overlay may generally range from 0% to approximately 50% of the fund's assets. MFS may also expose the fund to asset classes, markets and/or currencies in which its individual security selection has resulted in no or little exposure (e.g., real estate investment trusts).
MFS may adjust the fund’s net exposure to asset classes, markets and/or currencies by taking net short positions in an asset class, market or currency if MFS believes the risk/return potential of such asset class, market or currency is unattractive.  Alternatively, MFS may cause the fund to take net long positions in an asset class, market or currency if MFS believes such asset class, market or

MFS Global Tactical Allocation Portfolio

currency appears attractive. When MFS' assessment of the relative attractiveness of asset classes and markets is neutral, the fund's exposure to the equity security asset class is expected to be approximately 35% of the fund's assets and the fund's exposure to the debt instrument and cash and/or cash equivalent asset classes is expected to be approximately 65% of the fund's assets.
After taking into account the tactical overlay, the fund may have significant exposure to issuers in a single sector, industry, country, or region.
MFS' tactical asset allocation process for the fund will typically make extensive use of derivatives.
Principal Risks
As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
The principal risks of investing in the fund are:
Allocation Risk:  MFS’ assessment of the risk/return potential of asset classes, markets and currencies, and its adjustments to the fund’s exposure to asset classes, markets, and currencies may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.
Investment Strategy Risk:  The fund’s strategy to manage its exposure to asset classes, markets, and currencies may not produce the intended results. In addition, the strategies MFS may implement to limit the fund’s exposure to certain extreme market events may not work as intended, and the costs associated with such strategies will reduce the fund’s returns.
Investment Selection Risk: MFS' investment analysis, its development and use of quantitative models, and its selection of investments may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests. The quantitative models used by MFS (both proprietary and third-party) may not produce the intended results for a variety of reasons, including the factors used in the models, the weight placed on each factor in the models, changing sources of market return or market risk, and technical issues in the design, development, implementation, application, and maintenance of the models (e.g., incomplete or inaccurate data, programming or other software issues, coding errors, and technology failures).
Derivatives Risk:  Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s) on which the derivative is based. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost.  Derivatives can involve leverage.
Debt Market Risk:  Debt markets can be volatile and can decline significantly in response to, or investor perceptions of, issuer, market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions.  These conditions can affect a single instrument, issuer, or borrower, a particular type of instrument, issuer, or borrower, a segment of the debt markets or the debt markets generally. Certain events can have a dramatic adverse effect on debt markets and may lead to periods of high volatility and reduced liquidity in a debt market or segment of a debt market.
Interest Rate Risk:  In general, the price of a debt instrument falls when interest rates rise and rises when interest rates fall. Interest rate risk is generally greater for instruments with longer maturities, or that do not pay current interest.
Credit Risk: The price of a debt instrument depends, in part, on the credit quality of the issuer, borrower, counterparty, or other entity responsible for payment, or underlying collateral or assets and the terms of the instrument. The price of a debt instrument can decline in response to changes in, or perceptions of, the financial condition of the issuer, borrower, counterparty, or other entity, or underlying collateral or assets, or changes in, or perceptions of, specific or general market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions.
Effective March 31, 2021, the paragraph below is added:
Below investment grade quality debt instruments (commonly referred to as “high yield securities” or “junk bonds”) can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality debt instruments are regarded as having predominantly speculative characteristics. Below investment grade quality debt instruments tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments.
Equity Market Risk/Company Risk:  Equity markets are volatile and can decline significantly in response to, or investor perceptions of, issuer, market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions.  These conditions can affect a single issuer or type of security, issuers within a broad market sector, industry or geographic region, or the equity markets in general.  Certain events can have a dramatic adverse effect on equity markets and may lead to periods of high volatility in an equity market or a segment of an equity market.
Foreign Risk: Exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. These factors can make foreign investments, especially those tied economically to emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.
Emerging Markets Risk:  Investments in emerging markets, especially frontier markets, can involve additional and greater risks than the risks associated with investments in developed foreign markets.  Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, and greater political, social, geopolitical, and economic instability than developed markets.
Currency Risk: The value of foreign currencies relative to the U.S. dollar fluctuates in response to market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions, and changes in currency exchange rates impact the financial condition of companies or other issuers and may change the value in U.S. dollars of investments denominated in foreign currencies.
Focus Risk:  Issuers in a single industry, sector, country, or region can react similarly to market, currency, political, economic, regulatory, geopolitical, environmental, public health, and other conditions, and the fund's performance will be affected by the conditions in the industries, sectors, countries and regions to which the fund is exposed.
Leveraging Risk:  Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses.

MFS Global Tactical Allocation Portfolio

Counterparty and Third Party Risk:  Transactions involving a counterparty or third party other than the issuer of the instrument are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability or willingness to perform in accordance with the terms of the transaction.
Prepayment/Extension Risk:  Instruments subject to prepayment and/or extension can reduce the potential for gain for the instrument’s holders if the instrument is prepaid and increase the potential for loss if the maturity of the instrument is extended.
Value Company Risk:  The stocks of value companies can continue to be undervalued for long periods of time and not realize their expected value and can be more volatile than the market in general.
Liquidity Risk:  It may be difficult to value, and it may not be possible to sell, certain investments, types of investments, and/or investments in certain segments of the market, and the fund may have to sell certain of these investments at prices or times that are not advantageous in order to meet redemptions or other cash needs.
Large Shareholder Risk: From time to time, shareholders of the fund (which may include institutional investors, financial intermediaries, or other MFS funds) may make relatively large redemptions or purchases of fund shares.  These transactions may cause the fund to sell securities or invest additional cash, as the case may be, at disadvantageous prices.  Redemptions of a large number of shares also may increase transaction costs or have adverse tax consequences for shareholders of the fund by requiring a sale of portfolio securities.
Performance Information
The bar chart and performance table below are intended to provide some indication of the risks of investing in the fund by showing changes in the fund’s performance over time and how the fund's performance over time compares with that of a broad measure of market performance and one or more other measures of performance for markets in which the fund may invest.
Performance information prior to February 8, 2010, reflects time periods when the fund (i) had a policy of investing between 40% and 75% of its assets in equity securities and at least 25% of its assets in fixed income senior securities and (ii) did not employ a tactical asset allocation overlay. The fund’s investment policies and strategies changed effective February 8, 2010. The fund’s past performance does not necessarily indicate how the fund will perform in the future. Updated performance is available at mfs.com or by calling 1-877-411-3325. If the fees and expenses imposed by the insurance company that issued your variable contracts or other eligible investor through which an investment in the fund is made were included, they would reduce the returns shown.
Initial Class Bar Chart.

The total return for the three-month period ended March 31, 2020, was (10.40)%. During the period(s) shown in the bar chart, the highest quarterly return was 6.24% (for the calendar quarter ended September 30, 2010) and the lowest quarterly return was (5.69)% (for the calendar quarter ended September 30, 2011).
Performance Table.
Average Annual Total Returns
(For the Periods Ended December 31, 2019)

	1 YEAR	5 YEARS	10 YEARS
Initial Class Shares	14.58%	4.73%	5.33%
Service Class Shares	14.30%	4.46%	5.07%
Index Comparisons (Reflects no deduction for fees, expenses, or taxes)
Bloomberg Barclays Global Aggregate Bond Index	6.84%	2.31%	2.48%
MFS Global Tactical Allocation Blended Index	14.75%	5.39%	5.98%

As of December 31, 2019, the MFS Global Tactical Allocation Blended Index (the Blended Index) consisted of the following indices and weightings: 35% MSCI World Index (net div), 54% Bloomberg Barclays Global Aggregate Bond Index Hedged, and 11% Bloomberg Barclays Global Aggregate Bond Index.  The components and weightings of the Blended Index may have differed during the periods, and may differ in the future.
Investment Adviser
MFS serves as the investment adviser for the fund.

MFS Global Tactical Allocation Portfolio

Portfolio Manager(s)

Portfolio Manager	Since	Title
Nevin Chitkara	2006	Investment Officer of MFS
Pilar Gomez-Bravo	2013	Investment Officer of MFS
Steven Gorham	2000	Investment Officer of MFS
Andy Li	2019	Investment Officer of MFS
Vipin Narula	2017	Investment Officer of MFS
Benjamin Nastou	2010	Investment Officer of MFS
Henry Peabody	December 2019	Investment Officer of MFS
Robert Persons	2013	Investment Officer of MFS
Jonathan Sage	2015	Investment Officer of MFS
Natalie Shapiro	2010	Investment Officer of MFS
Robert Spector	2015	Investment Officer of MFS
Erik Weisman	2004	Investment Officer of MFS
Effective December 31, 2020, Nevin Chitkara will no longer be a portfolio manager of the fund. Effective June 30, 2021, Robert Persons will no longer be a portfolio manager of the fund. Effective September 30, 2022, Vipin Narula will no longer be a portfolio manager of the fund.
Effective January 1, 2021, the following is added to the above table:
Portfolio Manager	Since	Title
Johnathan Munko	January 2021	Investment Officer of MFS

Purchase and Sale of Fund Shares
You should consult with the insurance company that issued your variable contract, or other eligible investor through which your investment in the fund is made, for minimum investment requirements and redemption procedures.
Taxes
You should consult with the insurance company that issued your variable contract, or other eligible investor through which your investment in the fund is made, to understand the tax treatment of your investment.
Payments to Financial Intermediaries
The fund, MFS, and/or its affiliates may make payments to insurance companies, other financial intermediaries, and all of their affiliates, for distribution and/or other services. These payments may create a conflict of interest for the insurance company or other financial intermediary to include the fund as an investment option in its product or to recommend the fund over another investment option. Ask your financial intermediary or insurance company, or visit your financial intermediary's or insurance company's Web site, for more information.